SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):  May 27, 1997



                           LAHAINA ACQUISITIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

       Colorado                     0-27480                  84-1325695
       --------                     -------                  ----------
(State of Incorporation)    (Commission File Number)       (IRS Employer
                                                         Identification No.)


   5459 S. Iris Street, Littleton, Colorado                    80123
   ----------------------------------------                    -----
   (Address of principal executive office)                  (Zip Code)


      Registrant's telephone number, including area code: (303) 986-6923
                                                          --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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                           LAHAINA ACQUISITIONS, INC.

                                    FORM 8-K
                                 CURRENT REPORT

Item 1.        Changes in Control of Registrant
-----------------------------------------------

      On May 23 1997, Paxford Acquisitions, S.A., a Bahamian corporation (the "Company"), consummated a Stock Purchase Agreement ( the "Agreement') with Philip J. Davis, John C. Lee and Charles C. Van Gundy (the "Selling Shareholders") whereby the Company purchased Seven Hundred and Fifty Thousand (750,000) shares of Lahaina Acquisitions, Inc. ("Lahaina") Common Stock from Philip J. Davis (selling 366,667 shares), John C. Lee (selling 366,667 shares), and Charles C. Van Gundy (selling 16,666), representing approximately Seventy Five and Twenty- Six/100 percent (75.26%) of the issued and outstanding stock of Lahaina. In consideration for the shares, the Selling Shareholders received One Hundred and Twenty Five Thousand and No/100 Dollars ($125,000.) cash. In addition, pursuant to the Agreement, the Board of Directors of Lahaina, as of May 23, 1997, have accepted the return of, and canceled, 380,000 Class A Warrants issued to Philip J. Davis, 380,000 Class A Warrants issued to John C. Lee and 40,000 Class A Warrants issued to Charles C. Van Gundy and accepted the return of, and canceled, 380,000 Class B Warrants issued to Philip J. Davis, 380,000 Class B Warrants issued to John C. Lee and 40,000 Class B Warrants issued to Charles C. Van Gundy. Further, the Board of Directors, as of May 30, 1997, authorized the redemption of all outstanding Class A and Class B warrants of Lahaina.

Item 2.        Acquisition or Disposition of Assets
---------------------------------------------------

NOT APPLICABLE

Item 3        Bankruptcy or Receivership
----------------------------------------

NOT APPLICABLE

Item 4.        Changes in Registrant's Certifying Accountant
------------------------------------------------------------

NOT APPLICABLE

Item 5         Other Events
---------------------------

      Pursuant to the Agreement, the Board of Directors of Lahaina, as of May 23, 1997, have accepted the return of, and canceled, 380,000 Class A Warrants issued to Philip J. Davis, 380,000 Class A Warrants issued to John C. Lee and 40,000 Class A Warrants issued to Charles C. Van Gundy and accepted the return of, and canceled, 380,000 Class B Warrants issued to Philip J. Davis, 380,000 Class B Warrants issued to John C. Lee and 40,000 Class B Warrants issued to



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Charles C. Van Gundy. In addition,  the Board of Directors,  as of May 30, 1997, authorized the redemption of all outstanding Class A and Class B warrants of Lahaina.

Item 6.        Resignation of Registrant's Directors
----------------------------------------------------

      Lahaina has accepted the resignations of the Board of Directors, as of May 27, 1997, consisting of Philip J. Davis, John C. Lee and Charles C. Van Gundy and appointed Graham Cooper, Ivy Lynn Cassar and John Burrow, all of whom are affiliated with the Company, to serve on the Lahaina's Board of Directors, effective May 27, 1997.


Item 7         Financial Statements and Exhibits
------------------------------------------------

NOT APPLICABLE

Item 8         Change in Fiscal Year
------------------------------------

NOT APPLICABLE


Exhibits:

Exhibit 99.1   Stock Purchase Agreement dated as of May 23,1997.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LAHAINA ACQUISITIONS, INC.



Date:  June 3, 1997                          By: /s/ Graham Cooper
      --------------                         --------------------------
                                               Graham Cooper, President

                                 EXHIBIT INDEX


Exhibit 99.1      Stock Purchase Agreement dated as of May 23, 1997.